SmartETFs Smart Transportation & Technology ETF

 Schedule of Investments

 at September 30, 2020 (Unaudited)

Shares	Common Stocks: 97.2%	Value ($)
	Auto/Trucks Parts & Equipment: 5.3%
1,936	Gentherm Inc. *	79,182
1,776	Hella GmbH & Co KGaA	89,568
		168,750
	Commerical Services: 3.4%
2,052	Quanta Services Inc.	108,469

	Rubber-Tires: 2.4%
716	Continental AG	77,625

	Smart Transportation: 25.1%
912	Aptiv PLC	83,612
2,000	Denso Corp.	87,168
48,000	Geely Automobile Holdings Ltd.	95,381
2,464	Johnson Matthey PLC	74,936
1,852	Sensata Technologies Holding *	79,895
360	Tesla Inc. *	154,444
32,000	Tianneng Power International	57,311
1,200	Toyota Motor Corp.	78,866
4,872	Volvo AB Class B	94,125
		805,738
	Technology: 3.6%
1,432	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	116,092

	Technology & Transportation: 57.4%
64	Alphabet Inc. Class C *	94,054
744	Amphenol Corp. Class A	80,553
664	Analog Devices Inc.	77,515
296	ANSYS Inc. *	96,860
1,020	Autohome Inc. - ADR *	97,920
4,880	Dana Inc.	60,122
920	Eaton Corp. PLC	93,868
1,636	FLIR Systems Inc.	58,651
8,696	Hanon Systems	92,095
1,388	Hexagon AB Class B	105,031
3,500	Infineon Technologies AG - ADR	98,945
1,420	Intel Corp.	73,528
700	Lear Corp.	76,335
216	LG Chem Ltd.	121,138
224	NVIDIA Corp.	121,233
720	NXP Semiconductors NV	89,863
4,056	ON Semiconductor Corp. *	87,975
1,520	Power Integrations Inc.	84,208
332	Samsung SDI Co Ltd.	123,417
748	Skyworks Solutions Inc.	108,834
		1,842,145

	Total Common Stocks (Cost $2,796,012)	3,118,819

Shares		Value ($)
	Preferred Stocks: 2.3%
	Smart Transportation: 2.3%
464	Volkswagen AG	74,738
	Total Preferred Stocks (Cost $85,873)	74,738

	Total Investments (Cost $1,943,617)- 99.5%	3,193,557
	Other Assets in Excess of Liabilities - 0.5%	15,969
	Total Net Assets - 100.0%	$3,209,526

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company